Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Bruce N. Alpert, Principal Executive Officer of Gabelli Capital Series Funds, Inc. (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 09/03/03                      /s/ Bruce N. Alpert
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                                    Bruce N. Alpert, Principal Executive Officer


I, Gus A. Coutsouros, Principal Financial Officer of Gabelli Capital Series Funds, Inc. (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 09/03/03                    /s/ Gus A. Coutsouros
      ----------------------      ----------------------------------------------
                                  Gus A. Coutsouros, Principal Financial Officer